SCHEDULE 14A

(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for the use of the Commission only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

EMAGIN CORPORATION
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-1l (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

eMagin Corporation

2010

NOTICE OF ANNUAL MEETING

AND

PROXY STATEMENT

_____________________

November 18, 2010
at 10:00 a.m. Eastern Time
_____________________

61 Broadway, 32 nd Floor
New York, New York 10006

IMPORTANT

The return of your signed Proxy as promptly as possible will greatly facilitate arrangements for the Annual Meeting. No postage is required if the Proxy is returned in the envelope enclosed for your convenience and mailed in the United States. If you received a Proxy card with a website address and voting codes, we urge you to vote on the Internet or telephonically by following the instructions on the Proxy card, to ensure that your vote is recorded without mail delays. If you vote by telephone or the Internet you do not need to return the Proxy card.

eMagin Corporation

3006 Northup Way
Suite 103
Bellevue, WA 98004

 October 26, 2010

Dear Stockholder:

You are cordially invited to attend the 2010 Annual Meeting of Stockholders (the “Annual Meeting”) of eMagin Corporation, which will be held at the offices of Sichenzia Ross Friedman Ference LLP, 61 Broadway, 32 nd Floor, New York, New York 10006 on Thursday, November 18, 2010, at 10:00 a.m. Eastern time. Details of the business to be conducted at the Annual Meeting are provided in the attached Notice of Annual Meeting and Proxy Statement.

Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. Therefore, we urge you to vote your shares as soon as possible. Instructions in the Proxy card will tell you how to vote over the Internet, by telephone, or by returning your Proxy card by mail. The Proxy Statement explains more about proxy voting.  Please read it carefully.

We highly encourage you to receive future eMagin Annual Reports and Proxy Statement materials electronically and help us save costs in producing and distributing these materials. If you wish to receive our Annual Report and Proxy Statement electronically next year, please follow the instructions on the enclosed Proxy card.

We look forward to meeting those of you who will be able to attend the Annual Meeting, and appreciate your continued support of our company.

Sincerely,

/s/ Thomas Paulsen	/s/ Andrew G. Sculley
Thomas Paulsen	Andrew G. Sculley
Chairman of the Board of Directors	Chief Executive Officer and President

eMagin Corporation

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON NOVEMBER 18, 2010

  To our Stockholders:

The 2010 Annual Meeting of Stockholders (the “Annual Meeting”) of eMagin Corporation (“eMagin” or the “Company”) will be held at the offices of Sichenzia Ross Friedman Ference LLP, on Thursday, November 18, 2010, at 10:00 am Eastern  time, to consider the following proposals:

1.
To elect the six (6) persons named herein as nominees for directors of the Company, to hold office for staggered terms of one, two and three years, until their successors are duly elected and qualified or until their earlier resignation or removal (provided that, if Proposal No. 3 is approved, the term of each director shall be until the next annual meeting of stockholders and until their successors are duly elected and qualified) (Proposal No. 1);

2.	To ratify the appointment of Eisner Amper LLP as the Company’s independent auditors for the fiscal year ending December 31, 2010 (Proposal No. 2);

3.	To approve an amendment to the Company’s amended and restated certificate of incorporation to eliminate the classified board of directors (Proposal No. 3); and

4.	To act on such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

BECAUSE OF THE SIGNIFICANCE OF THESE PROPOSALS TO THE COMPANY AND ITS STOCKHOLDERS, IT IS VITAL THAT EVERY STOCKHOLDER VOTES AT THE ANNUAL MEETING IN PERSON OR BY PROXY.

These proposals are fully set forth in the accompanying Proxy Statement, which you are urged to read thoroughly. For the reasons set forth in the Proxy Statement, your Board of Directors recommends a vote "FOR" each of the proposals. The Company intends to mail the Annual Report, Proxy Statement and Proxy enclosed with this notice on or about October 28, 2010 to all stockholders entitled to vote at the Annual Meeting. If you were a stockholder of record of eMagin common stock on September 30, 2010, the record date for the Annual Meeting, you are entitled to vote at the meeting and any postponements or adjournments of the meeting. Stockholders are cordially invited to attend the Annual Meeting. However, whether or not you plan to attend the meeting in person, your shares should be represented and voted. After reading the enclosed Proxy Statement, please sign, date, and return promptly the enclosed Proxy in the accompanying postpaid envelope we have provided for your convenience to ensure that your shares will be represented. Alternatively, you may wish to provide your response by telephone or electronically through the Internet by following the instructions set out on the enclosed Proxy card. If you do attend the meeting and wish to vote your shares personally, you may revoke your Proxy.

Only stockholders as of the record date, or their duly appointed proxies, may attend the meeting. Photo identification is required (a valid driver’s license or passport is preferred). Please note that if you hold your shares in “street name” (that is, through a broker or other nominee), to be admitted to the meeting, you will need to bring a copy of your proxy card as it was delivered to you by your brokerage firm, or bring a copy of a brokerage statement reflecting stock ownership as of the record date. Cameras, recording devices, and other electronic devices will not be permitted at the meeting. We thank you for your cooperation in returning your Proxy as promptly as possible.

By Order of the Board of Directors

/s/ Thomas Paulsen
Thomas Paulsen
Chairman of the Board of Directors

TABLE OF CONTENTS

Page
INFORMATION ABOUT THE ANNUAL MEETING AND VOTING	1

INFORMATION ABOUT STOCK OWNERSHIP	5

INFORMATION ABOUT THE BOARD OF DIRECTORS	6

INFORMATION ABOUT THE EXECUTIVE OFFICERS	15

ACTIONS TO BE TAKEN AT THE MEETING	22

ITEM 1—ELECTION OF SIX DIRECTORS NOMINATED BY THE COMPANY TO HOLD OFFICE FOR STAGGERED TERMS OF ONE, TWO, AND THREE YEARS AND UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED (PROVIDED THAT, IF PROPOSAL NO. 3 IS APPROVED, THE TERM OF EACH DIRECTOR SHALL BE UNTIL THE NEXT ANNUAL MEETING OF STOCKHOLDERS AND UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED)	22

ITEM 2— RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS	25

ITEM 3—APPROVAL OF AMENDMENT TO AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO ELIMINATE CLASSIFIED BOARD OF DIRECTORS	26

OTHER MATTERS	27

ADDITIONAL INFORMATION	27

STOCKHOLDERS PROPOSALS FOR THE 2011 ANNUAL MEETING	27

IMPORTANT: Please immediately SIGN, DATE, and RETURN the enclosed Proxy or submit your Proxy by telephone or the Internet, whether or not you plan to attend the Annual Meeting. A return envelope, which requires no postage if mailed in the United States, is enclosed for your convenience.

eMagin Corporation
3006 Northup Way
Suite 103
Bellevue, WA 98004

(425) 284-5200

______________________

PROXY STATEMENT
_______________________

 This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of eMagin Corporation (“eMagin” or the “Company”) to be voted at the Annual Meeting of Stockholders which will be held at the offices of Sichenzia Ross Friedman Ference LLP on Thursday, November 18, 2010, at 10:00 a.m. Eastern time, and at any postponements or adjournments thereof.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held November 18, 2010. The Proxy Statement and our 2009 Annual Report to Stockholders are available at: http://www.cstproxy.com/emagin/2010.

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

 What is the purpose of the Annual Meeting?

At our Annual Meeting, stockholders will act upon the matters outlined in the Notice of Annual Meeting on the cover page of this Proxy Statement, including (i) the election of six (6) persons named herein as nominees for directors of the Company, to hold office for staggered terms of one, two and three years, until their successors are duly elected and qualified or until their earlier resignation or removal (provided that, if proposal No. 3 is approved, the term of each director shall be until the next annual meeting of stockholders and until their successors are duly elected and qualified), (ii) ratification of the appointment of Eisner Amper LLP as the Company’s independent auditors for the fiscal year ending December 31, 2010, and (iii) approval of an amendment to the Company’s amended and restated certificate of incorporation to eliminate the classified board of directors. In addition, management will report on the performance of the Company during fiscal year 2009 and respond to questions from stockholders.

 Who is entitled to vote at the meeting?

Stockholders of record at the close of business on September 30, 2010, the record date for the meeting, are entitled to receive notice of and to participate in the Annual Meeting. As of the record date, the Company had outstanding and entitled to vote 19,938,992 shares of common stock and 5,679 shares of its outstanding Series B Convertible Preferred Stock, of which each share of Series B Convertible Preferred Stock is entitled to voting rights equal to the number of shares of common stock issuable upon Conversion of the Series B Convertible Preferred Stock.  The common stock and Series B Convertible Preferred Stock are the only classes of stock of eMagin that is outstanding and entitled to vote at the Annual Meeting. If you were a stockholder of record of common stock or Series B Convertible Preferred Stock on that record date, you will be entitled to vote all of the shares that you held on that date at the meeting, or any postponements or adjournments of the meeting. Each outstanding share of eMagin common stock will be entitled to one vote on each matter and each share of Series B Convertible Preferred Stock will be entitled to voting rights equal to the number of shares of common stock issuable upon Conversion of the Series B Convertible Preferred Stock. Stockholders who own shares registered in different names or at different addresses will receive more than one Proxy card. You must sign and return each of the Proxy cards received to ensure that all of the shares owned by you are represented at the Annual Meeting.

 Who can attend the meeting?

Only stockholders as of the record date, or their duly appointed proxies, may attend the meeting. Seating, however, is limited. Admission to the meeting will be on a first-come, first-served basis. The Annual Meeting of Stockholders will begin at 10:00 a.m. Eastern time. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

 Why is the Company soliciting proxies?

Because many of our stockholders are unable to personally attend the Annual Meeting, the Board of Directors of eMagin (the “Board” or the “Board of Directors”) solicits the enclosed Proxy so that each stockholder is given an opportunity to vote. This Proxy enables each stockholder to vote on all matters which are scheduled to come before the meeting. When the Proxy is returned properly executed, the stockholder's shares will be voted according to the stockholder's directions. Stockholders are urged to specify their choices by marking the appropriate boxes on the enclosed Proxy card.

 What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of the number of shares of common stock and Series B Convertible Preferred Stock (on an as-converted basis with the common stock) issued and outstanding on the record date will constitute a quorum permitting the meeting to conduct its business. As noted above, as of the record date, there are 19,938,992 shares of eMagin common stock and 5,679 shares of Series B Convertible Preferred Stock, convertible into 7,572,000 shares of common stock, issued and outstanding. Thus, the presence of the holders of common stock and Series B Convertible Preferred Stock (on an as-converted basis with the common stock) representing at least 13,755,497 votes will be required to establish a quorum.

 How do I vote?

For your convenience, eMagin is offering you four methods of voting.

•	You may indicate your vote on the enclosed Proxy card, sign and date the card, and return the card in the enclosed prepaid envelope.

•	You may vote by telephone by calling the toll free number that appears on the enclosed Proxy card and following the instructions given.

•	You may vote via the Internet by following the instructions provided on the enclosed Proxy card.

•	You may attend the meeting and vote in person.

All shares entitled to vote and represented by a properly completed and executed Proxy received before the meeting and not revoked will be voted at the meeting as you instruct in a Proxy delivered before the meeting. If you do not indicate how your shares should be voted on a matter, the shares represented by your properly completed and executed Proxy will be voted as the Board of Directors recommends on each of the enumerated proposals and with regard to any other matters that may be properly presented at the meeting and all matters incident to the conduct of the meeting. If you are a registered stockholder and attend the meeting, you may deliver your completed Proxy card in person. "Street name" stockholders who wish to vote at the meeting will need to obtain a Proxy form from the institution that holds their shares. All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Can I vote by telephone or electronically?

If you are a registered stockholder (that is, if you hold your stock in certificate form), you may vote by telephone, or electronically through the Internet, by following the instructions included with your Proxy card. If your shares are held in “street name,” please check your Proxy card or contact your broker or nominee to determine whether you will be able to vote by telephone or electronically. Please follow the voting instructions on the enclosed Proxy card.

In order to vote your shares either by Internet or telephone, please follow the instructions on your Proxy card.

 Can I change my vote after I return my Proxy card?

A Proxy may be revoked by giving the Chairman of the Board of Directors of eMagin written notice of revocation at any time before the voting of the shares represented by the Proxy. A stockholder who attends the meeting may revoke a Proxy at the meeting. Attendance at the meeting will not, by itself, revoke a Proxy.

Abstentions and broker non-votes

While the inspectors of election will treat shares represented by Proxies that reflect abstentions or include "broker non-votes" as shares that are present and entitled to vote for purposes of determining the presence of a quorum, abstentions or "broker non-votes" do not constitute a vote "for" or "against" any matter and thus will be disregarded in any calculation of "votes cast." However, abstentions and "broker non-votes" will have the effect of a negative vote if an item requires the approval of a majority of a quorum or of a specified proportion of all issued and outstanding shares.

What are the Board’s recommendations?

Unless you give other instructions on your Proxy card, the persons named as proxy holders on the Proxy card will vote in accordance with the recommendations of the Board of Directors. The Board’s recommendation is set forth together with the description of each item in this Proxy Statement. In summary, the Board recommends a vote:

•
for election of the six (6) directors nominated by the Company to hold office for staggered terms of one, two and three years and until their successors are duly elected and qualified (provided that, if proposal No. 3 is approved, the term of each director shall be until the next annual meeting of stockholders and until their successors are duly elected and qualified);

•	for ratification of the appointment of Eisner Amper LLP as the Company’s independent auditors for fiscal year 2010; and

•	for approval of an amendment to the Company’s amended and restated certificate of incorporation to eliminate the classified board of directors.

With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

 What vote is required to approve each item?

The election of the directors of the Company requires the affirmative vote of a plurality of the votes cast by stockholders at the Annual Meeting. A properly executed Proxy marked “WITHHOLD AUTHORITY” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for the purposes of determining whether there is a quorum.

Approving the ratification of the appointment of Eisner Amper LLP as the Company's independent auditors for fiscal year 2010 will require the affirmative vote of the holders of at least a majority of the shares of common stock and Series B Convertible Preferred Stock (on an as-converted basis with the common stock) voting as one class present in person or represented by Proxy and entitled to vote at the Annual Meeting.

The affirmative vote of two-thirds of the issued and outstanding shares of common stock and Series B Convertible Preferred Stock (on an as-converted basis with the common stock), voting together as one class, issued and outstanding as of the record date is required to approve the amendment to our amended and restated certificate of incorporation to eliminate the classified board of directors.

Dissenters’ Right of Appraisal

Holders of shares of our common stock or Series B Convertible Preferred Stock do not have appraisal rights under Delaware law or under the governing documents of the Company in connection with this solicitation.

How are Proxy materials delivered to households?

Only one copy of the Company’s 2009 Annual Report and this Proxy Statement will be delivered to an address where two or more stockholders reside with the same last name or whom otherwise reasonably appear to be members of the same family based on the stockholders’ prior express or implied consent.

We will deliver promptly upon written or oral request a separate copy of the 2009 Annual Report and this Proxy Statement upon such request.  If you share an address with at least one other stockholder, currently receive one copy of our Annual Report and Proxy Statement at your residence, and would like to receive a separate copy of our Annual Report and Proxy Statement for future stockholder meetings of the Company, please specify such request in writing and send such written request to eMagin Corporation, 3006 Northup Way, Suite 103, Bellevue, WA 98004; Attention: Corporate Secretary.

If you share an address with at least one other stockholder and currently receive multiple copies of our Annual Reports and Proxy Statements, and you would like to receive a single copy of our Annual Reports and Proxy Statements, please specify such request in writing and send such written request to eMagin Corporation, 3006 Northup Way, Suite 103, Bellevue, WA 98004; Attention: Corporate Secretary.

Interest of Officers and Directors in Matters to Be Acted Upon

Except for the election to our board of the six nominees set forth herein, and the proposal to amend the Company's amended and restated certificate of incorporation to eliminate the classified board of directors, none of our officers or directors has any interest in any of the matters to be acted upon at the Annual Meeting.

INFORMATION ABOUT STOCK OWNERSHIP

 How much stock is owned by 5% stockholders, directors, and executive officers?

The  following table sets forth the number of shares known to be owned by all persons who own at least 5% of eMagin's outstanding common stock, the Company's directors, the executive officers, and the directors and executive officers as a group as of September 30, 2010, unless otherwise noted. Unless otherwise indicated, the stockholders listed in the table have sole voting and investment power with respect to the shares indicated.

Name of Beneficial Owner	Common Stock Beneficially Owned	Percentage of Common Stock

Stillwater LLC (1)	12,686,037	35.9%
Ginola Limited (2)	4,622,512	13.1%
Rainbow Gate Corporation (3)	1,775,204	5.0%
Paul Cronson (4)	562,239	1.6%
Andrew G. Sculley (5)	512,898	1.5%
Thomas Paulsen (6)	313,201	*
Jack Goldman (7)	254,177	*
Claude Charles (8)	242,775	*
Irwin Engelman (9)	215,076	*
Paul Campbell (10)	238,033	*
Stephen Seay (11)	202,800	*
All executive officers and directors as a group (consisting of 8 individuals) (12)	2,541,199	7.2%

*Less than 1% of the outstanding common stock

** Beneficial Ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options, warrants, or preferred shares exercisable or convertible within 60 days of September 30, 2010 are deemed outstanding for computing the percentage of the person holding such option or warrant.  Percentages are based on a total of 35,375,998 shares: 19,938,992 shares of common stock outstanding on September 30, 2010 and 15,437,006 shares issuable upon the exercise of options, warrants exercisable and preferred shares convertible on or within 60 days of September 30, 2010, as described below.

(1) This figure represents: (i) 4,316,824 shares of common stock owned by Stillwater LLC, which includes 783,325 shares of common stock owned by Rainbow Gate Corporation, in which the sole member of Stillwater LLC is the investment manager of Rainbow Gate Corporation; (ii) warrants held by Stillwater LLC to purchase 2,054,546 shares of common stock, which includes warrants to purchase 54,546 shares of common stock held by Rainbow Gate Corporation, in which the sole member of Stillwater LLC is the investment manager of Rainbow Gate Corporation; and (iii) 6,314,667 shares of common stock underlying convertible preferred shares which includes 937,333 shares of common stock underlying convertible preferred shares held by Rainbow Gate Corporation, in which the sole member of Stillwater LLC is the investment manager of Rainbow Gate Corporation. Mortimer D.A. Sackler exercises the sole voting power with respect to the shares held in the name of Stillwater LLC as sole member, and Mortimer D.A. Sackler exercises the sole voting power with respect to the shares held in the name of Rainbow Gate Corporation as investment manager; therefore Stillwater LLC is deemed to beneficially own the shares held by Rainbow Gate as “beneficially owned” but Stillwater LLC disclaims beneficial ownership of such shares.

(2) This figure represents: (i) 2,532,693 shares of common stock owned by Ginola Limited, which include: 783,325 shares of common stock held indirectly by Rainbow Gate Corporation, in which the sole shareholder of Ginola Limited and the sole shareholder of Rainbow Gate Corporation are the estates of the same person; 78,478 shares of common stock owned by Mount Union Corp.; 57,372 shares of common stock owned by Chelsea Trust Company Limited, as trustee (Ginola Limited disclaims beneficial ownership of the shares owned by Mount Union Corp. and Chelsea Trust Company Limited, as trustee); and 372,971 shares of common stock owned by Crestflower Corporation, in which the sole shareholder of Crestflower Corporation is Ginola Limited; and (ii) warrants held by Ginola Limited to purchase 81,819 shares of common stock, which include: warrants to purchase 54,546 shares of common stock held by Rainbow Gate Corporation, in which the sole shareholder of Ginola Limited and the sole shareholder of Rainbow Gate Corporation are the estates of the same person; and warrants to purchase 27,273 shares of common stock held indirectly by Chelsea Trust Company Limited, as trustee (Ginola Limited disclaims beneficial ownership of the shares owned by Mount Union Corp. and Chelsea Trust Company Limited, as trustee); and (iii) 2,008,000 shares of common stock underlying convertible preferred shares, which includes 937,333 shares of common stock underlying convertible preferred shares held by Rainbow Gate Corporation, in which the sole shareholder of Ginola Limited and the sole shareholder of Rainbow Gate Corporation are the estates of the same person. Stillwater LLC and Ginola Limited are beneficially owned by separate individuals and therefore do not exert voting control over one another. However, Stillwater LLC does include the shares held by Rainbow Gate as “beneficially owned” since the sole member of Stillwater LLC is investment manager and sole director of Rainbow Gate Corporation and exerts voting control over such shares but Stillwater LLC disclaims beneficial ownership of such shares. Jonathan White, Steven Meiklejohn, and Joerg Fischer exercise the shared voting power with respect to the shares held in the name of Mount Union Corp. Stuart Baker, Joerg Fischer, Charles Lubar, Christopher Mitchell, Leslie Schreyer and Jonathan White exercise the shared voting power with respect to the shares held in the name of Chelsea Trust Company Limited.  Jonathan White, Joerg Fischer and Steven Meiklejohn exercise the shared voting power with respect to the shares held in the name of Crestflower Corporation.  Jonathan White, Joerg Fischer, John Crellin and Steven Meiklejohn are the directors of Ginola Limited and exercise the shared voting power with respect to the shares held in the name of Ginola Limited.

(3) This figure represents (1) 783,325 shares of common stock owned by Rainbow Gate Corporation; (ii) warrants to purchase 54,546 shares of common stock; and (iii) 937,333 shares of common stock underlying convertible preferred shares. Mortimer D.A. Sackler exercises the sole voting power with respect to the shares held in the name of Rainbow Gate Corporation but disclaims beneficial ownership of such shares.

(4) This figure represents 22,981 shares of common stock owned by Mr. Cronson, 186,666 shares of common stock underlying warrants, 165,925 shares of common stock underlying options, and 186,667 shares of common stock underlying convertible preferred shares held directly and indirectly by Paul Cronson. This includes (i) 12,097 shares of common stock held indirectly by a family member of Paul Cronson; and (ii) 3,783 shares of common stock, 186,666 shares of common stock underlying warrants and 186,667 shares of common stock underlying convertible preferred shares held indirectly by Navacorp III, LLC. Mr. Cronson exercises the sole voting power with respect to the shares held in the name of Navacorp III, LLC.

(5) This figure represents shares underlying options.

(6) This figure represents shares underlying options.

(7) This figure represents shares underlying options.

(8) This figure represents shares underlying options.

(9) This figure represents shares underlying options.

(10) This figure represents shares underlying options.

(11) This figure represents shares underlying options.

(12) This figure represents:  (i) 22,981 shares; (ii) warrants held to purchase 186,666 shares; (iii) 186,667 shares of common stock underlying convertible preferred shares; and (iv) 2,144,885 shares of common stock issuable upon exercise of stock options.

There are no arrangements known to the Company, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

INFORMATION ABOUT THE BOARD OF DIRECTORS

The Board of Directors oversees our business and affairs and monitors the performance of management. In accordance with corporate governance principles, the Board does not involve itself in day-to-day operations. The directors keep themselves informed through discussions with the Chief Executive Officer, other key executives and by reading the reports and other materials that we send them and by participating in Board and committee meetings. Our directors hold office until their successors have been elected and duly qualified unless the director resigns or by reasons of death or other cause is unable to serve in the capacity of director. Biographical information about our directors is provided in “Item 1 - Proposal for the Election of Six Directors” on page 22.  Except as set forth in this Proxy Statement, none of our directors held directorships in other reporting companies and registered investment companies at any time during the past five years.

The Board of Directors of eMagin is classified into three classes: Class A, Class B and Class C. As of December 31, 2009, Irwin Engelman and Andrew G. Sculley are Class A Directors, Paul Cronson, Admiral Thomas Paulsen, and Brig. General Stephen Seay are Class B directors, and Claude Charles and Dr. Jacob Goldman are Class C directors. No annual meeting was held in 2008 or 2009. All Class A, Class B and Class C directors will hold office until the 2010 Annual Meeting. Adm. Thomas Paulsen and Dr. Jacob Goldman have elected not to stand for reelection and as a result their service to the Board will end upon the election of the new directors at the 2010 Annual Meeting. In each case, each director will hold office until his successor is duly elected or appointed and qualified in the manner provided in our Amended and Restated Certificate of Incorporation and our Amended and Restated Bylaws, or as otherwise provided by applicable law.

Name	Age	Position
CLASS A DIRECTORS
Irwin Engelman	76	Director
Andrew G. Sculley	59	Director

CLASS B DIRECTORS
Paul Cronson	53	Director
Adm. Thomas Paulsen (Ret.)	73	Chairman of the Board, Director
Brig. Gen. Stephen Seay (U.S. Army, Ret.)	63	Director

CLASS C DIRECTORS
Claude Charles	72	Director
Dr. Jacob Goldman	88	Director

Involvement in Certain Legal Proceedings

To our knowledge, during the last ten years, none of our directors and (including those of our subsidiaries) has:

•	Had a bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time.
•	Been convicted in a criminal proceeding or been subject to a pending criminal proceeding, excluding traffic violations and other minor offenses.
•
Been subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities.

•
Been found by a court of competent jurisdiction (in a civil action), the SEC, or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

•
Been the subject to, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization, any registered entity, or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

There are no material proceedings to which any director of the Company is a party adverse to the Company or has a material interest adverse to the Company.

 How often did the Board meet during fiscal 2009?

During 2009, the Board of Directors held 9 meetings. Each director attended no fewer than 78% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees on which such director served. The Board also approved certain actions by unanimous written consent.

What committees has the Board established?

The Board of Directors has standing Audit, Compensation, and Governance and Nominating Committees. Information concerning the membership and function of each Board committee is as follows:

BOARD COMMITTEE MEMBERSHIP

Name	Audit Committee	Compensation Committee	Governance and Nominating Committee
Adm. Thomas Paulsen (Ret.) ***		**	*
Claude Charles	*	*	*
Irwin Engelman	**
Dr. Jacob Goldman		*	**
Brig. Gen. Stephen Seay (Ret.)	*	*

* Member of Committee                ** Chairman of Committee              *** Chairman of the Board

Audit Committee

The Audit Committee is responsible for determining the adequacy of our internal accounting and financial controls, supervising matters relating to audit functions, reviewing and setting internal policies and procedures regarding audits, accounting and other financial controls, reviewing the results of our audit performed by the independent public accountants, and recommending the selection of independent public accountants. The Audit Committee has adopted an Audit Charter, which is posted on our website at http://www.emagin.com/investors.  The Audit Committee is composed of three Directors, Claude Charles; Irwin Engelman (Chairman of the Audit Committee); and Brig. General Stephen Seay. The Board has determined that each of the members of the Audit Committee is unrelated, an outside member with no other affiliation with us and is independent as that term is defined under the NYSE Corporate Governance Rules. The Board has determined that Mr. Engelman is an “audit committee financial expert” as defined by the SEC. During 2009, the Audit Committee held 6 meetings in person or through conference calls.

Compensation Committee

The Compensation Committee determines matters pertaining to the compensation and expense reporting of certain of our executive officers, and administers our stock option, incentive compensation, and employee stock purchase plans. The Compensation Committee has adopted a Charter of the Compensation Committee, which is posted on our website at http://www.emagin.com/investors. The Compensation Committee is presently composed of four Directors, Dr. Jack Goldman; Admiral Thomas Paulsen (Chairman of the Compensation Committee); Claude Charles; and Brig. General Stephen Seay, each of whom the Board has determined to be independent as that term is defined under the NYSE Corporate Governance Rules and none of whom has been an employee of the Company. During 2009, the Compensation Committee held 5 meetings in person or through conference calls.

 Governance and Nominating Committee

The Governance and Nominating Committee is responsible for considering potential Board members, nominating Directors for election to the Board, implementing the Company’s corporate governance and ethics policies, and for all other purposes outlined in the Governance and Nominating Committee Charter, which is posted on our website at http://www.emagin.com/investors.   The Governance and Nominating Committee is composed of Dr. Jack Goldman (Chairman of the Nominating Committee), Claude Charles and Admiral Thomas Paulsen, each of whom the Board has determined to be independent as that term is defined under the NYSE Corporate Governance Rules. During 2009, the Governance and Nominating Committee held 4 meetings in person or through conference calls.

Nomination of Directors

As provided in its charter and our Company’s corporate governance principles, the Governance and Nominating Committee is responsible for identifying individuals qualified to become directors. The Governance and Nominating Committee seeks to identify director candidates based on input provided by a number of sources, including (1) the Governance and Nominating Committee members, (2) our other directors, (3) our stockholders, (4) our Chief Executive Officer or Chairman, and (5) third parties such as professional search firms. In evaluating potential candidates for director, the Nominating and Corporate Governance Committee considers the entirety of each candidate’s credentials.

Qualifications for consideration as a director nominee may vary according to the particular areas of expertise being sought as a complement to the existing composition of the Board of Directors. However, at a minimum, candidates for director must possess:

•	high personal and professional ethics and integrity;

•	the ability to exercise sound judgment;

•	the ability to make independent analytical inquiries;

•	a willingness and ability to devote adequate time and resources to diligently perform Board and committee duties; and

•	the appropriate and relevant business experience and acumen.

In addition to these minimum qualifications, the Governance and Nominating Committee also takes into account when considering whether to nominate a potential director candidate the following factors:

•	whether the person possesses specific industry expertise and familiarity with general issues affecting our business;

•
whether the person’s nomination and election would enable the Board to have a member that qualifies as an “audit committee financial expert” as such term is defined by the Securities and Exchange Commission (the “SEC”) in Item 401 of Regulation S-K;

•	whether the person would qualify as an “independent” director under the listing standards of the NYSE Corporate Governance Rules;

•	the importance of continuity of the existing composition of the Board of Directors to provide long term stability and experienced oversight; and

•	the importance of diversified Board membership, in terms of both the individuals involved and their various experiences and areas of expertise.

Although we do not have a formal policy for the consideration of diversity in identifying director nominees, the Nominating Committee recognizes the benefits associated with a diverse board, and strives to create diversity in perspective, background and experience in the Board as a whole when identifying and selecting director nominees. On an annual basis, as part of the Board’s self-evaluation, the Board assesses whether the mix of Board members is appropriate for our Company.

Board Leadership Structure and Role in Risk Oversight

The Company has separated the positions of Chairman of the Board of Directors and Chief Executive Officer. Given the demanding nature of these positions, the Board believes it is appropriate to separate the positions of Chairman and Chief Executive Officer. Claude Charles, Paul Cronson, Irwin Engelman, Jack Goldman and Stephen Seay are our independent directors. Our Board has three standing committees, each of which is comprised solely of independent directors with a committee chair.

Our Board has overall responsibility for risk oversight. The Board has delegated responsibility for the oversight of specific risks to Board committees as follows:

•
The Audit Committee oversees the Company’s risk policies and processes relating to the financial statements and financial reporting processes, as well as key credit risks, liquidity risks, market risks and compliance, and the guidelines, policies and processes for monitoring and mitigating those risks.

•	The Nominating Committee oversees risks related to the company’s governance structure and processes.

Our Board is responsible to approve all related party transactions according to our Code of Ethics. We have not adopted written policies and procedures specifically for related person transactions.

Stockholder Communications

Stockholders requesting communication with Directors can do so by writing to eMagin Corporation, c/o Chairman of the Board of Directors, 3006 Northup Way, Suite 103, Bellevue, WA 98004. At this time we do not screen communications received and would forward any requests directly to the named Director. If no Director was named in a general inquiry, the Chairman would contact the chairman of a particular committee, as appropriate. We do not provide the physical address, email address, or phone numbers of Directors to outside parties without a Director's permission.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer. The Code of Business Conduct and Ethics is posted on our website at http://www.emagin.com/investors .

COMPENSATION OF DIRECTORS

            The following table sets forth with respect to the named director, compensation information inclusive of equity awards and payments made in the year ended December 31, 2009.  The table includes only directors that were not employees of eMagin Corporation.  Any director who was also an executive officer is included in the Summary Compensation Table on page 18.

DIRECTOR COMPENSATION
Name	Fees earned or paid in cash ($)	Stock awards ($)	Option awards ($)	Non-equity incentive plan compensation ($)	Change in pension value and nonqualified deferred compensation earnings($)	All other compensation ($)	Total ($)
Claude Charles	26,500	-	63,541	-	-	-	90,041
Paul Cronson	15,500	-	32,264	-	-	-	47,764
Irwin Engelman	19,500	-	52,264	-	-	-	71,764
Jack Goldman	23,000	-	75,541	-	-	-	98,541
Thomas Paulsen	88,000	-	97,264	-	-	-	185,264
Stephen Seay	22,500	-	57,264	-	-	-	79,764

The following table sets forth information with respect to the outstanding equity awards of our directors as of December 31, 2009:

OUTSTANDING EQUITY AWARDS AT YEAR-END
	Option awards					Stock awards
Name and principal	Number of securities underlying unexercised options (#)	Number of securities underlying unexercised options (#)	Equity incentive plan awards: Number of securities underlying unexercised options	Options exercise price	Option expiration	Number of shares or units of stock that have not vested	Market value of shares or units of stock that have not vested	Equity incentive plan awards: Number of unearned shares other rights that have not vested	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested
position	Exercisable	Unexercisable	(#), (a)	($)	Date	(#)	($)	(#)	($)
Claude Charles	1,000	-	1,000	3.50	January 2, 2010	-	-	-	-
	975	-	975	2.60	July 2, 2010	-	-	-	-
	650	-	650	2.60	September 2, 2010	-	-	-	-
	3,250	-	3,250	2.60	April 5, 2011	-	-	-	-
	1,950	-	1,950	2.60	June 15, 2014	-	-	-	-
	975	-	975	2.60	September 30, 2015	-	-	-	-
	3,900	-	3,900	2.60	December 31, 2015	-	-	-	-
	12,700	-	12,700	1.51	November 23, 2017	-	-	-	-
	25,000	-	25,000	1.44	December 3, 2017	-	-	-	-
	25,000	-	25,000	1.35	January 2, 2018	-	-	-	-
	30,000	-	30,000	0.70	July 24, 2018	-	-	-	-
	12,500	-	12,500	0.70	April 1, 2019	-	-	-	-
	52,500	-	52,500	1.18	July 1, 2019	-	-	-	-
	25,000	-	25,000	1.05	July 13. 2019	-	-	-	-

Paul Cronson	4,875	-	4,875	2.60	July 2, 2010	-	-	-	-
	1,625	-	1,625	2.60	June 15, 2014	-	-	-	-
	3,900	-	3,900	2.60	December 31, 2015	-	-	-	-
	10,400	-	10,400	1.51	November 23, 2017	-	-	-	-
	25,000	-	25,000	1.44	December 3, 2017	-	-	-	-
	25,000	-	25,000	1.35	January 2, 2018	-	-	-	-
	12,500	-	12,500	0.70	April 1, 2019	-	-	-
	12,500	-	12,500	1.18	July 1, 2019	-	-	-	-
	25,000	-	25,000	1.05	July 13. 2019	-	-	-	-

Irwin Engelman	3,900	-	3,900	2.60	October 3, 2012	-	-	-	-
	975	-	975	2.60	September 30, 2015	-	-	-	-
	163	-	163	2.60	October 3, 2015	-	-	-	-
	5,038	-	5,038	1.51	November 23, 2017	-	-	-	-
	25,000	-	25,000	1.44	December 3, 2017	-	-	-	-
	25,000	-	25,000	1.35	January 2, 2018	-	-	-	-
	30,000	-	30,000	0.70	July 24, 2018	-	-	-	-
	12,500	-	12,500	0.70	April 1, 2019	-	-	-	-
	37,500	-	37,500	1.18	July 1, 2019	-	-	-	-
	25,000	-	25,000	1.05	July 13. 2019	-	-	-	-

Jacob Goldman	650	-	650	2.60	July 2, 2010	-	-	-	-
	3,900	-	3,900	2.60	September 2, 2010	-	-	-	-
	2,113	-	2,113	2.60	June 15, 2014	-	-	-	-
	650	-	650	2.60	September 30, 2015	-	-	-	-
	488	-	488	2.60	October 3, 2015	-	-	-	-
	3,900	-	3,900	2.60	December 31, 2015	-	-	-	-
	12,026	-	12,026	1.51	November 23, 2017	-	-	-	-
	25,000	-	25,000	1.44	December 3, 2017	-	-	-	-
	25,000	-	25,000	1.35	January 2, 2018	-	-	-	-
	30,000	-	30,000	0.70	July 24, 2018	-	-	-	-
	12,500	-	12,500	0.70	April 1, 2019	-	-	-	-
	67,500	-	67,500	1.18	July 1, 2019	-	-	-	-
	25,000	-	25,000	1.05	July 13. 2019	-	-	-	-

Thomas Paulsen	3,900	-	3,900	2.60	July 30, 2010	-	-	-	-
	1,300	-	1,300	2.60	June 15, 2014	-	-	-	-
	1,625	-	1,625	2.60	September 30, 2015	-	-	-	-
	3,250	-	3,250	2.60	October 3, 2015	-	-	-	-
	813	-	813	2.60	December 31, 2015	-	-	-	-
	11,213	-	11,213	1.51	November 23, 2017	-	-	-	-
	25,000	-	25,000	1.44	December 3, 2017	-	-	-	-
	25,000	-	25,000	1.35	January 2, 2018	-	-	-	-
	20,000	-	20,000	0.70	July 24, 2018	-	-	-	-
	112,500	-	112,500	0.70	April 1, 2019	-	-	-	-
	37,500	-	37,500	1.18	July 1, 2019	-	-	-	-
	25,000	-	25,000	1.05	July 13. 2019	-	-	-	-

Stephen Seay	3,900	-	3,900	2.60	February 14, 2016	-	-	-	-
	3,900	-	3,900	1.51	November 23, 2017	-	-	-	-
	25,000	-	25,000	1.44	December 3, 2017	-	-	-	-
	25,000	-	25,000	1.35	January 2, 2018	-	-	-	-
	20,000	-	20,000	0.70	July 24, 2018	-	-	-	-
	12,500	-	12,500	0.70	April 1, 2019	-	-	-	-
	37,500	-	37,500	1.18	July 1, 2019	-	-	-	-
	25,000	-	25,000	1.05	July 13. 2019	-	-	-	-

Compensation for the Chairman

For 2009, Admiral Paulsen received an annual stipend of $60,000 for serving as Non-Executive Chairman of the Board, an annual cash retainer of $10,000 for serving as a director, and meetings fees.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee, on behalf of our Board of Directors, serves as an independent and objective party to monitor and provide general oversight of the integrity of our financial statements, our independent registered public accounting firm’s qualifications and independence, the performance of our independent registered public accounting firm, our compliance with legal and regulatory requirements and our standards of business conduct. The Audit Committee performs these oversight responsibilities in accordance with its Audit Committee Charter.

Our management is responsible for preparing our financial statements and our financial reporting process. Our independent registered public accounting firm is responsible for expressing an opinion on the conformity of our audited financial statements to generally accepted accounting principles in the United States of America. The Audit Committee met with our independent registered public accounting firm, with and without management present, to discuss the results of their examinations and the overall quality of our financial reporting.

In this context, the Audit Committee has reviewed and discussed our audited financial statements for the year ended December 31, 2009 with management and with our independent registered public accounting firm. The Audit Committee has discussed with our independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), which includes, among other items, matters related to the conduct of the audit of our annual financial statements.

The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding such independent registered public accounting firm's communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm its independence from us and our management. In addition, the Audit Committee has considered whether the provision of non-audit services by our independent registered public accounting firm in 2009 was compatible with maintaining our registered public accounting firm’s independence and has concluded that it was.

Based on its review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to our Board of Directors that our audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2009.

Each of the members of the Audit Committee is independent as defined under the standards of the Commission and NYSE Amex Corporate Governance Rules, and Irwin Engelman qualifies as an Audit Committee financial expert in accordance with the requirements of the NYSE Amex Corporate Governance Rules and of such rules of the Commission.

Respectfully submitted by the Audit Committee,

Irwin Engelman, Chairman
Claude Charles
Brig. Gen. Stephen Seay (U.S. Army, Ret.)

The foregoing Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filing of our company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent we specifically incorporate this Audit Committee Report by reference therein.

INFORMATION ABOUT THE EXECUTIVE OFFICERS

The executive officers are elected annually by our Board of Directors and hold office until their successors are elected and duly qualified. There are no family relationships between any of our directors or executive officers. All officers serve at the pleasure of the Board. The current executive officers of the Company are as follows:

Name	Age	Position
Andrew G. Sculley	59	Chief Executive Officer, President
Paul Campbell	55	Chief Financial Officer

The following includes the principal occupations for the past five years (and, in some instances, for prior years) of each of our executive officers:

Andrew G. Sculley became the Company’s Chief Executive Officer and President on June 1, 2008 and was appointed to the Board of Directors on November 2, 2009.  Mr. Sculley served as the General Manager of Kodak’s OLED systems Business Unit and Vice President of Kodak’s Display Business from 2004 to 2008. From 2003 to 2006, he served on the Board of Directors of SK Display, a joint venture between Sanyo and Kodak. From 1996 to 2001 Mr. Sculley served as the Manager of Operations, CFO and member of the Board of Directors of Kodak Japan Ltd., where he managed Distribution, Information Technologies, Legal, Purchasing and Finance. Previously, he held positions in strategic planning and finance in Eastman Kodak Company.  Mr. Sculley holds an MBA from Carnegie-Mellon University and an MS in physics from Cornell University. He attended Harvard University’s International Senior Management Program while an executive at Kodak.

Paul Campbell became the Company’s Chief Financial Officer as of May 8, 2009.  Prior to this date, Paul Campbell had served as the Company’s Interim Chief Financial Officer since April 15, 2008.  Mr. Campbell is a partner with Tatum, LLC (“Tatum”), an executive services firm, since November 2007.  Mr. Campbell served as the Chief Financial Officer of four public companies, including Checkers Drive-In Restaurants, Inc, which until 2006 was traded on the Nasdaq and as Chief Financial Officer of Famous Dave’s of America, Inc., a publicly held company currently trading on the Nasdaq.  Mr. Campbell also served as Chief Financial Officer of Sonus Corporation, a medical device retailer, and of Organic To Go, Inc., an emerging publicly-held food company, from May 2007 through October 2007.  From 2001 through April 2007, Mr. Campbell owned and operated Campbell Capital, LLC, a consulting and investment firm in Seattle, Washington providing strategic planning and financing services to small businesses.  Mr. Campbell received his Masters of Business Administration from Pepperdine University and his Bachelor of Arts degree in Business Economics from the University of California at Santa Barbara.

Involvement in Certain Legal Proceedings

To our knowledge, during the last ten years, none of our executives and (including those of our subsidiaries) has:

•	Had a bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time.
•	Been convicted in a criminal proceeding or been subject to a pending criminal proceeding, excluding traffic violations and other minor offenses.
•
Been subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities.

•
Been found by a court of competent jurisdiction (in a civil action), the SEC, or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

•
Been the subject to, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization, any registered entity, or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

There are no material proceedings to which any executive of the Company is a party adverse to the Company or has a material interest adverse to the Company.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The objectives of our compensation program are as follows:

•	Reward performance that drives substantial increases in stockholder value, as evidenced through both future operating profits and increased market price of our common shares; and
•	Attract, hire and retain well-qualified executives.

The compensation level of our executives generally reflects their unique position and incentive to positively affect our future operating performance and stockholder value. Part of the compensation of our executives is from equity compensation, primarily through stock option grants or restricted stock awards. The stock option exercise price is generally the fair market value of the stock on the date of grant. Therefore, a gain is only recognized if the value of the stock increases, which promotes a long term alignment between the interests of the Company’s executives and its stockholders. For that reason, stock options are a component of 100% of our employees’ salary package.

Specific salary and bonus levels, as well as the amount and timing of equity incentive grants, are determined informally and judgmentally, on an individual-case basis, taking into consideration each executive's unique talents and experience as they relate to our needs. Executive compensation is paid or granted pursuant to each executive's compensation agreement. Compensation adjustments are made occasionally based on changes in an executive's level of responsibility or on changed local and specific executive employment market conditions.

The Board of Directors has established a Compensation Committee, comprised exclusively of independent outside directors which approves all compensation and awards to executive management. The members of the Compensation Committee have extensive executive level experience in other companies and bring a perspective of reasonableness to compensation matters with our Company. In addition, the Compensation Committee compares executive compensation practices of similar companies at similar stages of development.

Generally on its own initiative, at least annually, the Compensation Committee reviews the performance of executives and establishes compensation levels based on the performance evaluation, historical compensation levels of the executives, levels of responsibility and contributions to the Company, and comparable position studies provided by independent sources.  With respect to equity compensation, the Compensation Committee approves all option grants, generally based on the recommendation of the president and chief executive officer and has delegated granting authority to the president and chief executive officer or, on occasion, his designee. Executives are eligible to receive bonus compensation at the discretion of the Compensation Committee, which is primarily based on the achievement of certain goals and objectives and the executive’s contributions to the Company. Executives also are entitled to participate in the same benefit plans that are available to other Company employees.

Compensation Committee Interlocks and Insider Participation

None of the members of our Compensation Committee has been an officer or employee of eMagin during years ending December 31, 2007, 2008 and 2009, except as noted below.  In addition, during the most recent fiscal year, no eMagin executive officer served on the Compensation Committee (or equivalent), or the Board, of another entity whose executive officer(s) served on our Compensation Committee or Board.   On January 31, 2008, Dr. K.C. Park resigned as our Interim Chief Executive Officer and President and Thomas Paulsen, a director and Chairman of both the Board of Directors and the Compensation Committee, assumed that role on an interim basis until June 1, 2008 when Andrew G. Sculley joined the Company as Chief Executive Officer and President.  No change in Admiral Paulsen’s compensation occurred as a result of his accepting the temporary position of Interim Chief Executive Officer and President.

Compensation Committee Report of Executive Compensation

The Committee has reviewed the Compensation Discussion and Analysis and discussed that analysis with management.  Based on its review and discussions with management, the Committee recommended to the Board that the Compensation Discussion and Analysis be included in eMagin’s 10-K for the fiscal year ending December 31, 2009.  This report is provided by the following independent directors, who comprise the Committee:

Thomas Paulsen (Chairman)
Jacob Goldman
Stephen Seay
Claude Charles

SUMMARY COMPENSATION TABLE

The following table sets forth information regarding compensation paid to our principal executive officer, principal financial officer, and our highest paid executive officer, all of whose total annual salary and bonus for the years ended December 31, 2009, 2008 and 2007 exceeded $100,000.

SUMMARY COMPENSATION TABLE
Name and		Salary	Bonus	Stock Awards		Option awards	Non-equity incentive plan compens- ation	Change in pension value and non qualified deferred compensation	All Other Compensation		Total
principal position	Year	($)	($)	($)		($), (a)	($)	($)	($)		($)
Andrew G. Sculley,
President and Chief	2009	317,115	-	-		-	-	-	-		317,115
Executive Officer (1)	2008	161,923	-	-		287,150	-	-	-		449,073
	2007	-	-	-		-	-	-	-		-

K.C. Park, Interim	2009	-	-	-		-	-	-	-	-	-
President and	2008	105,817	60,000	-	(7)	42,371	-	-	75,000	(8)	283,188
Chief Executive	2007	313,462	-	40,000	(9)	-	-	-	-		353,462
Officer (2)
Gary Jones, President	2009	-	-	-		-	-	-	-		-
and Chief Executive	2008	-	-	-		-	-	-	-		-
Officer (3)	2007	102,060	-	430,000	(10)	-	-	-	51,638	(11)	583,698

Paul Campbell,	2009	287,331	-	-		222,326	-	-	-		509,657
Chief Financial	2008	203,539	-	-		-	-	-	-		203,539
Officer (4)	2007	-	-	-		-	-	-	-		-

Michael D. Fowler,	2009	-	-	-		-	-	-	-		-
Interim Chief Financial	2008	84,808	-	-		-	-	-	-		84,808
Officer (5)	2007	-	-	-		-	-	-	-		-

John D. Atherly,	2009	-	-	-		-	-	-	-		-
Chief Financial	2008	44,628	-	-		-	-	-	-		44,628
Officer (6)	2007	243,000	-	-		-	-	-	-		243,000

Susan Jones,	2009	316,212	-	-		-	-	-	238,220	(13)	554,432
Executive Vice President,	2008	329,916	-	-		-	-	-	189,325	(13)	519,241
Chief Business Officer,	2007	278,888	-	-		-	-	-	175,184	(13)	454,072
and Secretary (14)

(1) Mr. Sculley has been serving as our President and Chief Executive Officer as of June 1, 2008.
(2) Dr. Park was appointed Interim President and Chief Executive Officer in January 2007 and resigned his post in January 2008.  Prior to January 2007, Dr. Park served as Executive Vice President of International Operations.  Dr. Park provided consulting services from February 1, 2008 through August 1, 2008.

(3) Mr. Jones resigned as President and Chief Executive Officer in January 2007.
(4) Mr. Campbell has been serving as our Chief Financial Officer as of May 8, 2009. Prior to this date, he had served as our Interim Chief Financial Officer since April 15, 2008.
(5) Mr. Fowler resigned as Interim Chief Financial Officer as of April 14, 2008.
(6) Mr. Atherly resigned as Chief Financial Officer in January 2008.
(7) This amount represents options issued pursuant to Mr. Park’s consulting agreement.
(8) This amount represent consulting fees paid pursuant to Mr. Park’s consulting agreement.
(9) This amount represents a retention bonus in the form of a stock grant that was issued to the named executive officer.
(10) This amount represents a payment in the form of a stock grant pursuant to Mr. Jones' severance agreement.  Previously granted options that remained unexercised were also forfeited pursuant to the severance agreement.

(11) This amount represents legal and accounting fee reimbursement for the benefit of the named executive officer.
(12) This amount represents relocation expense reimbursement for the benefit of the named executive officer.
(13) This amount represents sales incentive compensation earned by the named executive officer.
(14) Ms. Jones’ employment terminated on May 12, 2010.
Column note:
(a) The amounts in this column represent the fair value of option awards to the named executive officer as computed on the date of the option grants using the Black-Scholes option-pricing model.

Grants of Plan-Based Awards

The following table sets forth information regarding stock option awards to our named executive officers under our stock option plans for the year ended December 31, 2009 as follows:

Name	Grant Date	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Options Awards ($/Sh)	Total Grant Date Fair Value ($)
Paul Campbell	May 8, 2009(1)	340,000	1.09	222,326

(1)  1/3 of the grant is exercisable immediately; 1/3 of the grant is exercisable on the first anniversary and the remaining 1/3 is exercisable on the second anniversary.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information with respect to the outstanding equity awards of our principal executive officers and principal financial officer during 2009, and each person who served as an executive officer of eMagin Corporation as of December 31, 2009:

OUTSTANDING EQUITY AWARDS AT YEAR-END
	Option Awards						Stock Awards
Name and principal	Number of securities underlying unexercised options (#)	Number of securities underlying unexercised options (#)	Equity incentive plan awards: Number of securities underlying unexercised options		Options exercise price	Option expiration Date	Number of shares or units of stock that have not vested	Market value of shares or units of stock that have not vested	Equity incentive plan awards: Number of unearned shares other rights that have not vested	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested
position	Exercisable	Unexercisable	(#), (a)		($)		(#)	($)	(#)	($)
Andrew G. Sculley, President and Chief Executive Officer	333,333	166,667	500,000		0.81	June 2, 2015	-	-	-	-

Paul Campbell, Chief Financial Officer (1)	113,333	226,667	340,000		1.09	May 8, 2014	-	-	-	-

Susan Jones,	16,770	-	16,770	(a)	2.60	January 11, 2010	-	-	-	-
Executive Vice	9,685	-	9,685	(a)	2.60	January 11, 2010	-	-	-	-
President, Chief	16,250	-	16,250	(a)	2.60	March 17, 2010	-	-	-	-
Business Officer,	11,700	-	11,700	(a)	2.60	November 30, 2012	-	-	-	-
and Secretary (2)	11,932	-	11,932	(a)	2.60	April 24, 2013	-	-	-	-
	7,159	-	7,159	(a)	2.60	August 30, 2013	-	-	-	-
	7,159	-	7,159	(a)	2.60	December 1, 2013	-	-	-	-

(1) Mr. Campbell has been serving as our Chief Financial Officer as of May 8, 2009.  Prior to this date, he served as our Interim Chief Financial Officer since April 15, 2008.
(2)  Ms. Jones’ employment terminated on May 12, 2010.

Column note:
On November 3, 2006, a reverse stock split, ratio of 1-for-10, became effective. All stock options presented reflect the stock split.
(a) The options were repriced.   On July 21, 2006, certain employees agreed to cancel a portion of their existing stock options in return for repricing the remaining stock options at $2.60 per share.  The repriced unvested options continued to vest on the original schedule.

 Option Exercises and Stock Vested

            No executive officer identified in the Summary Compensation Table above exercised an option in fiscal year 2009.

Pension Benefits

            eMagin does not have any plan which provides for payments or other benefits at, following, or in connection with retirement.

Non-qualified Deferred Compensation

 eMagin does not have any defined contribution or other plan which provides for the deferral of compensation on a basis that is not tax-qualified.

Executive Employment Agreements

            The term of Ms. Jones’ employment agreement with the Company ended on May 12, 2010 and her employment with the Company ceased at that time. Under the terms of the Employment Agreement between Susan Jones and the Company, Ms. Jones was entitled to a payment of eighteen months salary totaling approximately $473 thousand which payment was made as of June 30, 2010, incentive payments of 1% of revenue paid quarterly for a period of eighteen months, continuation of health insurance for twenty four months and a moving allowance for personal effects of $7.5 thousand.

On May 8, 2009, the Company signed a three year executive employment agreement with Paul Campbell to serve as the Company’s Chief Financial Officer, Senior Vice President and Treasurer.  Mr. Campbell had been serving as the Company’s Interim Chief Financial Officer since April 15, 2008.  Pursuant to the employment agreement, Mr. Campbell is paid an annual salary of $282 thousand and was granted options to purchase 340,000 shares of the Company’s common stock which are exercisable at $1.09 per share, the market price on the date of the grant.  The options vest as follows:  one third of the options vest immediately and one third will vest annually on the subsequent two anniversary dates.   If Mr. Campbell voluntarily terminates his employment with the Company, other than for good reason as defined in the employment agreement, he shall cease to accrue salary, personal time off, benefits and other compensation on the date of voluntary termination.  The Company may terminate Mr. Campbell’s employment with or without cause.  If the Company terminates without cause, Mr. Campbell will be entitled to one year of salary.

In connection with the employment of Paul Campbell, the Company entered into an agreement with Tatum LLC (“Tatum”).  Pursuant to the agreement with Tatum, the Company paid Tatum a signing fee of approximately $99 thousand and shall pay Tatum $1 thousand per month for as long as Mr. Campbell is employed by eMagin.  In addition, the Company granted Tatum 60,000 options with the same vesting and exercise price as Mr. Campbell's and will pay Tatum 15% of any cash bonus that is paid to Mr. Campbell.

Effective June 1, 2008, Andrew G. Sculley became the Company’s Chief Executive Officer, President and Director pursuant to a three year employment agreement dated May 13, 2008. Pursuant to the agreement, Mr. Sculley will be paid a salary of $300,000, per annum, increasing to $310,000, per annum, after six months and to $320,000, per annum, at the end of the first year.  Mr. Sculley was granted 500,000 qualified stock options which are exercisable at $0.81 per share, the market price on the date of the grant.  The options vest as follows:  166,667 shares vest immediately, 166,667 vests on the first anniversary date, and 166,666 vests on the second anniversary date.   If Mr. Sculley voluntarily terminates his employment with the Company, other than for good reason as defined in the employment agreement, he shall cease to accrue salary, personal time off, benefits and other compensation on the date of voluntary termination.  The Company may terminate Mr. Sculley’s employment with or without cause.  If the Company terminates without cause, Mr. Sculley will be entitled to one year of salary.

Effective April 15, 2008, Mr. Paul Campbell began serving as the Company’s Interim Chief Financial Officer pursuant to an agreement between the Company and Tatum, LLC, dated April 2, 2008 (the “Tatum Agreement”).  Pursuant to the Tatum Agreement, for a minimum term of three months, Mr. Campbell was paid a salary of $24,500 per month and the Company paid Tatum a fee of $10,500 per month plus $300 per business day.  The Tatum Agreement was modified in January 2009 to exclude the $300 per business day. Either party may terminate the Tatum Agreement by providing the other with at least 30 days notice.

Effective April 14, 2008, Michael D. Fowler, the Company’s Interim Chief Financial Officer, resigned his position with the Company. There was no separation agreement executed between Mr. Fowler and the Company. Michael D. Fowler became the Company’s Interim Chief Financial Officer effective December 27, 2007.

Effective January 31, 2008, K.C. Park resigned as Interim Chief Executive Officer, President and Director.  Dr. Park and the Company entered into a Separation Agreement and General Release (“Separation Agreement”).  The Company recorded severance expense of $60,000.  Dr. Park and the Company also entered into a Consulting Agreement (“Agreement”) for the term, February 1 through August 1, 2008.  Dr. Park was paid a sum of $75,000.  In addition to the compensation, Dr. Park received non-qualified stock options to acquire 56,250 shares of common stock which are fully vested and exercisable on the dates of the grant.   On May 1, 2008, Dr. Park received non-qualified stock options to acquire 51,703 shares of common stock at the fair market value and were fully vested.

Effective January 30, 2008, the Company entered into an amended employment agreement with Susan K. Jones, Chief Business Officer.  The amended agreement provides for an annual base salary of $315 thousand, an extension of the term of the agreement to January 31, 2010, modification and clarification of the basis for the incentive component of her salary, and extension of the change-of-control/material change/termination-without-cause compensation payout periods to the greater of 18 months or the remaining term of the amended employment agreement.  The Company and Ms. Jones entered into Temporary Extensions of Amended and Restated Employment Agreement, dated March 3, 2010 and May 5, 2010 (the “Extension Agreements”).  Pursuant to the Extension Agreement, dated May 5, 2010, term of the Employment Agreement was extended to May 12, 2010 (the “Term”).   The term of Employment Agreement (as amended and extended) ended and, as result, Ms. Jones’ employment with the Company also ended.  Under the terms of the Employment Agreement between Susan Jones and the Company, Ms. Jones was entitled to a payment of eighteen months salary totaling approximately $473 thousand which payment was made as of June 30, 2010, incentive payments of 1% of revenue paid quarterly for a period of eighteen months, continuation of health insurance for twenty four months and a moving allowance for personal effects of $7.5 thousand. In addition, 12,696 unvested options immediately vested and became exercisable upon termination.

Effective January 2, 2008, John Atherly resigned as Chief Financial Officer.  There was no separation agreement executed between Mr. Atherly and the Company.

Certain Relationships and Related Transactions and Director Independence

Certain Relationships and Related Transactions

Related parties can include any of our directors or executive officers, certain of our stockholders and their immediate family members. A conflict of interest occurs when an individual’s private interest interferes, or appears to interfere, in any way with the interests of the company as a whole. Our code of ethics establishes requirements of our officers regarding conflicts of interest. Any violation of our code of ethics must be reported to the Company’s Board. We did not enter into any transactions with related persons, promoters or control persons in the fiscal year 2009 other than as described in this Proxy Statement.

  Director Independence

Board of Directors has determined that Messrs. Thomas Paulsen, Claude Charles, Dr. Jacob Goldman, Irwin Engelman, and Stephen Seay are each independent directors, as that term is defined under the NYSE Corporate Governance Rules, as of December 31, 2009.  The Board of Directors has established a compensation committee which is currently comprised of Thomas Paulsen, Dr. Jacob Goldman, Claude Charles and Stephen Seay each of whom is independent as of December 31, 2009.   The Board of Directors has established a corporate governance and nominating committee, which is comprised of Thomas Paulsen, Claude Charles and Dr. Jacob Goldman, each of whom is independent as of December 31, 2009. The  Board  of  Directors  has a  separately  designated  audit  committee established in accordance  with Section  3(a)(58)(A) of the Securities  Exchange Act of 1934, which is currently comprised of Claude Charles, Irwin Engelman, and Stephen Seay. The members of the Audit Committee are independent as of December 31, 2009.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers and persons who own more than 10% of the issued and outstanding shares of eMagin common stock to file reports of initial ownership of common stock and other equity securities and subsequent changes in that ownership with the SEC. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2009 all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners were complied with except that Messrs. Campbell, Charles, Irwin, Goldman, Cronson, Paulsen, Seay and Engelman filed late Forms 4.

ACTIONS TO BE TAKEN AT THE MEETING

   ITEM 1

ELECTION OF SIX DIRECTORS NOMINATED BY THE COMPANY TO HOLD OFFICE FOR STAGGERED TERMS OF ONE, TWO AND THREE YEARS AND UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFIED (PROVIDED THAT, IF PROPOSAL NO. 3 IS APPROVED, THE TERM OF EACH DIRECTOR SHALL BE UNTIL THE NEXT ANNUAL MEETING OF STOCKHOLDERS AND UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED)

At the 2001 Annual Meeting of Stockholders held on July 16, 2001, the stockholders approved the establishment of a classified board of directors, divided into three classes having staggered terms of three (3) years each. Under the classified board provision, the board of directors was divided into three classes, designated as Class A, Class B, and Class C, all of whom would hold office until their successors are duly elected and qualified or until their earlier resignation, removal from office or death.

At this year’s 2010 Annual Meeting, the Board of Directors proposes that the following nominees, all of whom (except for Leslie G. Polgar) are currently serving as directors, be elected for staggered terms of one, two and three years as indicated below, and until their successors are duly elected and qualified or until their earlier resignation, removal from office or death (provided that, if Proposal No. 3 is approved, the term of each director shall be until the next annual meeting of stockholders and until their successors are duly elected and qualified). The Board has no reason to believe that the persons named below will be unable or unwilling to serve as nominees or as directors if elected.

Assuming a quorum is present, the six nominees receiving the highest number of affirmative votes of shares entitled to be voted for such persons will be elected as directors of the Company for the ensuing one, two and three years, as applicable (provided that, if Proposal No. 3 is approved, the term of each director shall be until the next annual meeting of stockholders and until their successors are duly elected and qualified). Unless marked otherwise, proxies received will be voted "FOR" the election of the nominees named below. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of the nominees listed below, and, in such event, the specific nominees to be voted for will be determined by the proxy holders.

Information With Respect to Director Nominees

  Listed below are the nominees for Class A directors, to hold office for a term of three years until the 2013 Annual Meeting of stockholders, Class B directors, to hold office for a term of two years until the 2012 Annual Meeting of stockholders, and Class C directors, to hold office for a term of one year until the 2011 Annual Meeting of Stockholders (provided that, if Proposal No. 3 is approved, the term of each director shall be until the next annual meeting of stockholders and until their successors are duly elected and qualified), with information showing the principal occupation or employment of the nominees for director, the principal business of the corporation or other organization in which such occupation or employment is carried on, and such nominees’ business experience during the past five years. Such information has been furnished to the Company by the director nominees.

 The following table sets forth certain information as to the persons nominated for election as a director of the Company at the meeting:

Class A  Nominees
Name	Age	Class	Position
Irwin Engelman	76	A	Director
Andrew G. Sculley	59	A	Director

Class B  Nominees
Name	Age	Class	Position
Paul Cronson	53	B	Director
Stephen Seay	63	B	Director

Class C  Nominees
Name	Age	Class	Position
Claude Charles	72	C	Director
Leslie G. Polgar	67	C	Director

Irwin Engelman	Director since 2005
Irwin Engelman has served as a director since May of 2005. He is currently a consultant to various industrial companies and is a director of Sanford C. Bernstein Mutual Funds, a publicly-traded company, and chairman of its audit committee. From November 1999 until April 2002, he served as Executive Vice President and Chief Financial Officer of YouthStream Media Networks, Inc., a media and retailing company serving high school and college markets. From 1992 until April 1999, he served as Executive Vice President and Chief Financial Officer of MacAndrews and Forbes Holdings, Inc., a privately-held financial holding company. From November 1998 until April 1999, he also served as Vice Chairman, Chief Administrative Officer and a director of Revlon, Inc., a publicly-traded consumer products company. From 1978 until 1992, he served as an executive officer of various public companies including International Specialty Products, Inc. (a subsidiary of GAF Holdings Inc.), CitiTrust Bancorporation, General Foods Corporation and The Singer Company. Mr. Engelman received a BBA in Accounting from Baruch College in 1955 and a Juris Doctorate from Brooklyn Law School in 1961. He was admitted practice law in the State of New York in 1962. In addition, he was licensed as a CPA in the State of New Jersey in 1966. Mr. Engelman’s experience as a director of public companies, as well as accounting and financial experience and knowledge, led to the conclusion that Mr. Engelman should serve on the Board of Directors, given the Company’s business and structure.

Andrew G. Sculley	Director since 2009
Andrew G. Sculley became the Company’s Chief Executive Officer and President on June 1, 2008 and was appointed to the Board of Directors on November 2, 2009. Mr. Sculley served as the General Manager of Kodak’s OLED systems Business Unit and Vice President of Kodak’s Display Business from 2004 to 2008. From 2003 to 2006, he served on the Board of Directors of SK Display, a joint venture between Sanyo and Kodak. From 1996 to 2001 Mr. Sculley served as the Manager of Operations, CFO and member of the Board of Directors of Kodak Japan Ltd., where he managed Distribution, Information Technologies, Legal, Purchasing and Finance. Previously, he held positions in strategic planning and finance in Eastman Kodak Company.  Mr. Sculley holds an MBA from Carnegie-Mellon University and an MS in physics from Cornell University. He attended Harvard University’s International Senior Management Program while an executive at Kodak. Mr. Sculley’s experience as the Company’s Chief Executive Officer and technical and business management experience at Kodak’s Display Business, SK Display and Kodak Japan Ltd., led to the conclusion that Mr. Sculley should serve on the Board of Directors, given the Company’s business and structure.

Paul Cronson	Director since 2003
Paul Cronson has served as a director since July of 2003. Mr. Cronson is Managing Director of Larkspur Capital Corporation, which he co-founded in 1992. Larkspur is a broker dealer that is a member of FINRA and advises companies seeking private equity or debt. Mr. Cronson's career in finance began in 1979 at Laidlaw, Adams Peck where he worked in asset management and corporate finance. From 1983 to 1985, Mr. Cronson worked with Samuel Montagu Co., Inc. in London, where he marketed eurobond issuers and structured transactions. Subsequently from 1985 to 1987, he was employed by Chase Investment Bank Ltd., where he structured international debt securities and he developed "synthetic asset" products using derivatives. Returning to the U.S., he joined Peter Sharp Co., where he managed a real estate portfolio, structured financings and assisted with capital market investments until 1992. Mr. Cronson received his BA from Columbia College in 1979, and his MBA from Columbia College in 1982. He is on the Board of the Evelyn Sharp Foundation in New York, a private foundation supporting various not for profit endeavors. Mr. Cronson’s business management and financial experience and knowledge led to the conclusion that he should serve on the Board of Directors, given the Company’s business and structure.

Stephen Seay	Director since 2006
Brig. General Stephen M. Seay (U.S. Army, Ret.) has served as a director since January 2006. Brig. General Seay founded Seay Business Solutions, LLC, Florida veteran owned small business, in 2006, is an Associate in The Spectrum Group, Alexandria, Virginia and CMA & Associates, Virginia Beach, Virginia.  He serves on the Board of Directors and as Treasurer for Kid’s House of Seminole County, Florida (children’s advocacy), Orlando Science Center, Orlando, Florida (STEM) and on the Board of Advisors, ADS Tactical Corporation, Virginia Beach, Virginia (force provider).  He held a wide variety of command and staff positions during his thirty-three year Army career, culminating as the Program Executive Officer, Simulation, Training and Instrumentation (PEO STRI) from 2000-2005 and concurrently as Commanding General, Joint Contracting Command-Iraq/Head of Contracting Authority, Operation Iraqi Freedom, Iraq, 2004-2005.  Brig. General Seay performs corporate and independent director responsibilities as a member of audit, compensation, finance and executive committees; as a corporate line of business, provides expertise in high technology operational modeling, simulation, education and training, command and control, cyber operations, strategic planning, resource management/allocation, operations research and system life cycle planning, programming, execution, and sustainment.  He assists companies in forming partnerships.  Brig. General Seay holds a Bachelor of Science degree from the University of New Hampshire and a Master of Science degree from the North Carolina State University.  Brig. General Seay’s Army experience and business knowledge and experience led to the conclusion that he should serve on the Board of Directors, given the Company’s business and structure.

Claude Charles	Director Since 2000
Claude Charles has served as a director since April of 2000. During 2005 and 2006, Mr. Charles was lead independent non-executive director on the Board of Pacific Internet Inc, Singapore. Mr. Charles has served as President of Azur Capital Limited since 1999. From 1996 to 1998 Mr. Charles was Chairman of Equinox Group Holdings. Prior to 1996, Mr. Charles has also served as a director and in senior executive positions at SG Warburg and Co. Ltd., Peregrine Investment Holdings, Trident International Finance Ltd., and Dow Banking Corporation. Mr. Charles holds a B.S. in economics from the Wharton School at the University of Pennsylvania and a M.S. in international finance from Columbia University. Mr. Charles’s business and financial knowledge and experience led to the conclusion that he should serve on the Board of Directors, given the Company’s business and structure.

Leslie G. Polgar
Dr. Leslie G. Polgar, a native of Hungary, has been founder and executive officer of Talpra Consulting, since 1994, where he serves as a consultant to investors and technology companies. From 2005 to 2007 Dr. Polgar was chief executive officer and a member of the board of directors of Forth Dimension Displays Ltd. in Dalgety Bay, Scotland. In 2006, the firm was named one of Europe’s “Top 100 Technology Companies” by Red Herring magazine. From 2000 to 2003, Dr. Polgar was the founder and president of Eastman Kodak’s Display Products, where he led the successful commercialization of the world’s first full color organic light emitting diode display (OLED), named one of Forbes Magazine’s Top 10 Nanotech Products of 2003. Since 2008, Dr. Polgar has taught the capstone Entrepreneurship and Business Development course in the MBA program at St. Mary’s College of California. Dr. Polgar has been active as judge or mentor for the UC Berkeley’s Haas School of Business since 1999. Dr. Polgar’s board experience includes: Shotgun Players Theater Company (non-profit, US) and for-profits Interschola (US), Forth Dimension Displays (UK), SK Display (Japan), Bertram Labs/Chemetall GmbH (US-Germany), and Chemical Suppliers Inc. (US). Dr. Polgar earned an MBA (U. of Connecticut), a PhD and MS in physics (Carnegie Mellon University) and a BS in physics/math (U. of Michigan).  He was elected to Beta Gamma Sigma (business) and Sigma Xi (research) societies. Dr. Polgar’s scientific and technical knowledge and experience led to the conclusion that he should serve on the Board of Directors, given the Company’s business and structure.

Required Vote

The election of the directors of the Company requires the affirmative vote of a plurality of the votes cast by stockholders present in person or represented by Proxy at the Annual Meeting, which will be the nominees receiving the largest number of votes, which may or may not constitute less than a majority.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 1:

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF ALL THE NOMINEES DESCRIBED ABOVE.

ACTIONS TO BE TAKEN AT THE MEETING (Continued)

ITEM 2

RATIFICATION OF THE
APPOINTMENT OF INDEPENDENT AUDITORS

Eisner Amper LLP (formerly Eisner LLP), our independent auditors, audited the financial statements of eMagin Corporation for the 2009 fiscal year. Representatives of Eisner Amper LLP are expected to attend the 2010 Annual Meeting of stockholders and will have the opportunity to make a statement if they desire to do so and are expected to be available to answer appropriate questions. The Audit Committee and the Board of Directors have selected Eisner Amper LLP as the independent auditors of the Company for the fiscal year ending December 31, 2010.

In connection with the standards for independence of the Company’s independent auditors promulgated by the Securities and Exchange Commission, the Audit Committee has considered whether the provision of such services is compatible with maintaining the independence of Eisner Amper LLP and has determined that such services are compatible with the continued independence of Eisner Amper LLP.

The appointment of the Company's independent auditors requires the receipt of the affirmative vote of a majority of the shares of the Company's common stock present in person or by proxy and voting at the Annual Meeting. In the event that ratification of this appointment of independent registered public accounting firm is not approved by the affirmative vote of a majority of votes cast on the matter, the appointment of our independent registered public accounting firm will be reconsidered by our Board. For purposes of determining the number of shares voting, only votes cast "for" or "against" are included. Abstentions and broker non-votes are not included.

Audit Fees

For the year ended December 31, 2009, the fees for audit services totaled approximately $434 thousand which included approximately $355 thousand associated with the annual audit and review of the Company’s quarterly reports on Form 10-Q and approximately $79 thousand associated with the Company’s statutory and regulatory filings. For the year ended December 31, 2008, the fees for audit services totaled approximately $361 thousand which included approximately $251 thousand associated with the annual audit and review of the Company’s quarterly reports on Form 10-Q and approximately $110 thousand associated with the Company’s statutory and regulatory filings.

Tax Fees

There were no fees billed for the years ended December 31, 2009 and 2008 for professional services rendered by Eisner Amper LLP for tax compliance, tax advice, and tax planning.

All Other Fees

There were no other fees billed for services rendered to the Company by Eisner Amper LLP, other than fees for audit, audit-related, and statutory and regulatory filings, for 2009 and 2008.  Eisner Amper LLP did not perform any services which directly or indirectly related to the operation of, or supervision of the operation of, our information systems or management of our local area network.

Pre-Approval Policies and Procedures

The Audit Committee pre-approves all audit and non-audit services performed by the Company’s auditor and the fees to be paid in connection with such services in order to assure that the provision of such services does not impair the auditor’s independence.

  Required Vote

The appointment of the Company's independent auditors requires the receipt of the affirmative vote of a majority of the shares of the Company's common stock present in person or by proxy and voting at the Annual Meeting.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 2:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF EISNER AMPER LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY.

ACTIONS TO BE TAKEN AT THE MEETING (Continued)

ITEM 3

APPROVAL OF AMENDMENT TO AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
TO ELIMINATE CLASSIFIED BOARD OF DIRECTORS

The Company's amended and restated certificate of incorporation provides that the Board of Directors shall be divided into three classes, with each class having a three-year term.

The Board of Directors has adopted, subject to stockholder approval, an amendment to revise Article SIX of the Company’s amended and restated certificate of Incorporation to eliminate the classified board of directors. The proposal would allow for the annual election of directors in the manner described below.

The amendment is the product of the Board’s ongoing review of corporate governance matters. In making its recommendation, the Board considered the advantages of both a classified and declassified board structure. A classified board of directors can promote continuity and enhance the stability of the board, encourage a long term perspective of company management and reduce a company’s vulnerability to coercive takeover tactics. The Board recognized these advantages but concluded that the following advantages of declassification outweighed them: stockholders’ ability to evaluate directors annually and the maintenance by the Company of best practices in corporate governance. Consequently, the Board of Directors concluded that the proposed amendment to the Company’s amended and restated certificate of incorporation to declassify the Board of Directors is in the best interests of the Company and its stockholders.

If this proposal is approved by the stockholders, directors will be elected for a one-year term, such that, effective upon the filing of the amendment, our board would cease to be classified and all directors would be elected for one-year terms at each annual meeting of stockholders. If the proposal is approved, all directors nominated at the 2010 Annual Meeting and future Annual Meetings will hold office until the next Annual Meeting and until their successors are duly elected and qualified, or until their earlier resignation or removal.

The amendment to the amended and restated certificate of incorporation of the Company to implement this proposal is substantially in the form set forth in Appendix A. If approved, this proposal will become effective upon the filing of the amendment with the Secretary of State of the State of Delaware, which the Company would do promptly after the Annual Meeting.

Required Vote

The affirmative vote of two-thirds of the issued and outstanding shares of common stock and Series B Convertible Preferred Stock (on an as-converted basis with the common stock), voting together as one class, issued and outstanding as of the record date is required to approve the amendment to our amended and restated certificate of incorporation to eliminate the classified board of directors.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 3:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT OF THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO ELIMINATE THE CLASSIFIED BOARD OF DIRECTORS.

OTHER MATTERS

The Board of Directors knows of no other business which will be presented at the Annual Meeting. If any other matters properly come before the meeting, the persons named in the enclosed Proxy and will vote the shares represented thereby in accordance with their judgment on such matters.

 ADDITIONAL INFORMATION

Annual Reports and Form 10-K.

Additional copies of eMagin's Annual Report and Form 10-K for the fiscal years ended December 31, 2009 may be obtained without charge by writing to the Corporate Secretary, eMagin Corporation, 3006 Northup Way, Suite 103, Bellevue, WA 98004. eMagin's Annual Report and Form 10-K can also be found on eMagin's website: www.eMagin.com.

STOCKHOLDER PROPOSALS FOR THE 2011 ANNUAL MEETING

Proposals by any stockholder intended to be presented at the next Annual Meeting of Stockholders must be received by the Company for inclusion in material relating to such meeting not later than July 18, 2011.

Any stockholder who wishes to present proposals for inclusion in the Company’s proxy materials for the 2011 Annual Meeting of Stockholders may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934, as amended. To be eligible, the stockholder proposals must be received by our Chairman of the Board of Directors at our principal executive office on or before July 18, 2011. Under SEC rules, you must have continuously held for at least one year prior to the submission of the proposal (and continue to hold through the date of the meeting) at least $2,000 in market value, or 1%, of our outstanding stock in order to submit a proposal which you seek to have included in the Company’s proxy materials. We may, subject to SEC review and guidelines, decline to include any proposal in our proxy materials.

Any stockholder who wishes to make a proposal at the 2011 Annual Meeting, other than one that will be included in our proxy materials, must notify us no later than July 18, 2011. If a stockholder who wishes to present a proposal fails to notify us by July 18, 2011 , the proxies that management solicits for the meeting will confer discretionary authority to vote on the stockholder’s proposal if it is properly brought before the meeting.

Proxy Solicitation Costs.

The proxies being solicited hereby are being solicited by the Company. The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this Proxy Statement, the Proxy card and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock beneficially owned by others to forward to such beneficial owners. Officers and regular employees of the Company may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile or electronic means. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.

By Order of the Board of Directors,

/s/ Adm. Thomas Paulsen
Adm. Thomas Paulsen
Chairman of the Board of Directors

eMagin Corporation

As a stockholder of eMagin Corporation, you have the option of voting your shares electronically through the Internet or on the telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 7:00 p.m., Eastern Time, on November 17,2010.

Vote Your Proxy on the Internet: Go to www.continentalstock.com Have your proxy card available when you access the above website. Follow the prompts to vote your shares.	OR	Vote Your Proxy by Phone: Call 1 (866) 894-0537 Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.	OR	Vote Your Proxy by Mail: Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

PROXY - (continued from reverse side)	Please mark your votes like this	X
The Board of Directors recommends a vote FOR the election of the named nominees as directors and FOR Proposals 2 and 3.

1. Election of Directors
NOMINEES:					FOR	AGAINST	ABSTAIN
			2.	Proposal to ratify Eisner Amper LLP as the Company's	☐	☐	☐
Class A: 01) Irwin Engelman	FOR ☐	WITHHOLD ☐		independent auditors for fiscal year 2010.
02) Andrew G. Sculley	FOR ☐	WITHHOLD ☐			FOR	AGAINST	ABSTAIN
Class B: 03) Paul Cronson	FOR ☐	WITHHOLD ☐	3.	Proposal to approve amendment to amended and restated certificate of incorporation to eliminate classified board of directors.	☐	☐	☐
04) Brig. General Stephen Seay	FOR ☐	WITHHOLD ☐
Class C: 05) Claude Charles	FOR ☐	WITHHOLD ☐	o	To sign up for electronic voting please mark this box.
06) Leslie G. Polgar	FOR ☐	WITHHOLD ☐
			o	If you plan to attend the Annual Meeting please mark this box.

			o	If you would like to receive eMagin email Alerts about eMagin financial filings as well as company news and other activities please mark this box or register online at http://ir.emaoin.com.

COMPANY ID: PROXY NUMBER: ACCOUNT NUMBER

Signature________________________________________________  Signature if held jointly__________________________________________________Dated: _______________________________
Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held November 18, 2010

This proxy statement and our 2009 Annual Report to Stockholders are available at http://www.cstproxy.com/emagin/2010

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

PROXY

eMAGIN CORPORATION

PROXY FOR ANNUAL MEETING TO BE HELD ON NOVEMBER 18, 2010
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder hereby appoints Andrew G. Sculley and Paul Campbell or either of them (each with full power to act alone), as attorneys and proxies for the undersigned, with the power to appoint his substitute, to represent and to vote all the shares of common stock or Series B Convertible Stock of eMagin Corporation (the “Company”), which the undersigned would be entitled to vote, at the Company’s Annual Meeting of Stockholders to be held on November 18, 2010 and at any adjournments thereof, subject to the directions indicated on the reverse side hereof.

In  their  discretion,  the  Proxy  is  authorized  to  vote  upon  any  other  matter  that  may  properly  come  before  the meeting or any adjournments thereof.

THIS  PROXY WILL BE  VOTED  IN  ACCORDANCE  WITH  THE  SPECIFICATIONS  MADE,  BUT IF  NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND FOR THE PROPOSALS LISTED ON THE REVERSE SIDE.

This proxy, when properly executed, will be voted in the manner directed on the reverse side by the undersigned shareholder.  If  no  direction  is  made,  this  proxy  will  be  voted  FOR  the  election  of  the  named  nominees  as directors and FOR Proposals 2 and 3.

PLEASE  MARK,  SIGN,  DATE  AND  RETURN  THE  PROXY  CARD  PROMPTLY  USING  THE ENCLOSED ENVELOPE.

(IMPORTANT--This Proxy must be signed and dated on the reverse side.)

Appendix A

Certificate of Amendment

Of

Amended and Restated Certificate of Incorporation

Of

eMagin Corporation

eMagin Corporation, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”) hereby certifies as follows:

1.      The Amended and Restated Certificate of Incorporation of the Corporation is hereby amended as follows:

a. Article SIX(b) shall be and read in its entirety as follows:

Except as provided in Article SIX(c), directors shall be elected by a plurality of the votes cast at Annual Meetings of Stockholders, and each director so elected shall hold office until the next Annual Meeting and until his successor is duly elected and qualified, or until his earlier resignation or removal.

b. Article SIX(c) shall be and read in its entirety as follows:

Vacancies. Subject to the rights of the holders of any Series Preferred Stock then outstanding, newly created directorships resulting from any increase in the authorized number of Directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall be filled by a majority vote of the Directors then in office, and Directors so chosen shall hold office for a term expiring at the next annual meeting of stockholders and until their successors are duly elected and qualified, or until their earlier resignation or removal. No decrease in the number of Directors constituting the Board of Directors or amendment to this Certificate of Incorporation shall shorten the term of any incumbent Director.

2.      The foregoing amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation law of the State of Delaware by the vote of a majority of each class of outstanding stock of the Corporation entitled to vote thereon.

IN WITNESS WHEREOF, I have signed this Certificate this __ day of November, 2010

Andrew G. Sculley
Chief Executive Officer